Sub-Item 77Q1(e)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated April 1, 2007 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and AIM agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds, and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM GROWTH SERIES
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ Karen Dunn Kelley
                                            ------------------------------------
                                        Title: President


                                        A I M Advisors, Inc.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President
                                                              as of July 1, 2007

                         EXHIBIT "A" - RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT     EXPIRATION DATE
----                                  ------------   ----------   ------------------   ---------------
AIM Technology Fund
   Class A Shares                      Contractual     1.55%         July 1, 2005       June 30, 2008
   Class B Shares                      Contractual     2.30%         July 1, 2005       June 30, 2008
   Class C Shares                      Contractual     2.30%         July 1, 2005       June 30, 2008
   Investor Class Shares               Contractual     1.55%         July 1, 2005       June 30, 2008
   Institutional Class Shares          Contractual     1.30%         July 1, 2005       June 30, 2008

AIM Utilities Fund
   Class A Shares                      Contractual     1.30%         April 1, 2006      June 30, 2008
   Class B Shares                      Contractual     2.05%         April 1, 2006      June 30, 2008
   Class C Shares                      Contractual     2.05%         April 1, 2006      June 30, 2008
   Investor Class Shares               Contractual     1.30%         April 1, 2006      June 30, 2008
   Institutional Class Shares          Contractual     1.05%         April 1, 2006      June 30, 2008

                              AIM TAX-EXEMPT FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT     EXPIRATION DATE
----                                  ------------   ----------   ------------------   ---------------
AIM High Income Municipal Fund
   Class A Shares                       Voluntary      0.70%         April 1, 2007          N/A(2)
   Class B Shares                       Voluntary      1.45%         April 1, 2007          N/A(2)
   Class C Shares                       Voluntary      1.45%         April 1, 2007          N/A(2)
   Institutional Class Shares           Voluntary      0.45%         April 1, 2007          N/A(2)

See page 8 for footnotes to Exhibit A.

                                                              as of July 1, 2007

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT     EXPIRATION DATE
----                                  ------------   ----------   ------------------   ---------------
AIM Global Real Estate Fund
   Class A Shares                      Contractual     1.40%         July 1, 2005       June 30, 2008
   Class B Shares                      Contractual     2.15%        April 29, 2005      June 30, 2008
   Class C Shares                      Contractual     2.15%        April 29, 2005      June 30, 2008
   Class R Shares                      Contractual     1.65%        April 29, 2005      June 30, 2008
   Institutional Class Shares          Contractual     1.15%        April 29, 2005      June 30, 2008

AIM Short Term Bond Fund
   Class A Shares                      Contractual     0.85%         July 1, 2005       June 30, 2008
   Class C Shares                      Contractual     1.10%(3)    February 1, 2006     June 30, 2008
   Class R Shares                      Contractual     1.10%       August 30, 2002      June 30, 2008
   Institutional Class Shares          Contractual     0.60%       August 30, 2002      June 30, 2008

AIM Total Return Bond Fund
   Class A Shares                      Contractual     1.00%         July 1, 2005       June 30, 2008
   Class B Shares                      Contractual     1.75%         July 1, 2002       June 30, 2008
   Class C Shares                      Contractual     1.75%         July 1, 2002       June 30, 2008
   Class R Shares                      Contractual     1.25%        April 30, 2004      June 30, 2008
   Institutional Class Shares          Contractual     0.75%        April 30, 2004      June 30, 2008

                                 AIM STOCK FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT     EXPIRATION DATE
----                                  ------------   ----------   ------------------   ---------------
AIM Dynamics Fund
   Class A Shares                      Contractual     1.20%         July 1, 2005       June 30, 2008
   Class B Shares                      Contractual     1.95%        August 12, 2003     June 30, 2008
   Class C Shares                      Contractual     1.95%        August 12, 2003     June 30, 2008
   Class R Shares                      Contractual     1.45%       October 25, 2005     June 30, 2008
   Investor Class Shares               Contractual     1.20%        August 12, 2003     June 30, 2008
   Institutional Class Shares          Contractual     0.95%        August 12, 2003     June 30, 2008

AIM S&P 500 Index Fund
   Investor Class Shares               Contractual     0.60%        August 1, 2005      June 30, 2008
   Institutional Class Shares          Contractual     0.35%        August 12, 2003     June 30, 2008

See page 8 for footnotes to Exhibit A.

                                                              as of July 1, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT     EXPIRATION DATE
----                                  ------------   ----------   ------------------   ---------------
AIM Floating Rate Fund
   Class A Shares                      Contractual     1.50%        April 14, 2006      June 30, 2008
   Class C Shares                      Contractual     2.00%        April 14, 2006      June 30, 2008
   Class R Shares                      Contractual     1.75%        April 14, 2006      June 30, 2008
   Institutional Class Shares          Contractual     1.25%        April 14, 2006      June 30, 2008

AIM Structured Core Fund
   Class A                             Contractual     1.00%        March 31, 2006      June 30, 2008
   Class B                             Contractual     1.75%        March 31, 2006      June 30, 2008
   Class C                             Contractual     1.75%        March 31, 2006      June 30, 2008
   Class R                             Contractual     1.25%        March 31, 2006      June 30, 2008
   Institutional Class                 Contractual     0.75%        March 31, 2006      June 30, 2008

AIM Structured Growth Fund
   Class A                             Contractual     1.00%        March 31, 2006      June 30, 2008
   Class B                             Contractual     1.75%        March 31, 2006      June 30, 2008
   Class C                             Contractual     1.75%        March 31, 2006      June 30, 2008
   Class R                             Contractual     1.25%        March 31, 2006      June 30, 2008
   Institutional Class                 Contractual     0.75%        March 31, 2006      June 30, 2008

AIM Structured Value Fund
   Class A                             Contractual     1.00%        March 31, 2006      June 30, 2008
   Class B                             Contractual     1.75%        March 31, 2006      June 30, 2008
   Class C                             Contractual     1.75%        March 31, 2006      June 30, 2008
   Class R                             Contractual     1.25%        March 31, 2006      June 30, 2008
   Institutional Class                 Contractual     0.75%        March 31, 2006      June 30, 2008

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT     EXPIRATION DATE
----                                  ------------   ----------   ------------------   ---------------
AIM Diversified Dividend Fund
   Class A Shares                      Contractual     1.00%         July 1, 2005       June 30, 2008
   Class B Shares                      Contractual     1.65%         May 2, 2003        June 30, 2008
   Class C Shares                      Contractual     1.65%         May 2, 2003        June 30, 2008
   Class R Shares                      Contractual     1.25%       October 25, 2005     June 30, 2008
   Investor Class Shares               Contractual     1.00%        July 15, 2005       June 30, 2008
   Institutional Class Shares          Contractual     0.75%       October 25, 2005     June 30, 2008

AIM Large Cap Basic Value Fund
   Class A Shares                      Contractual     1.22%         July 1, 2005       June 30, 2008
   Class B Shares                      Contractual     1.97%         July 1, 2005       June 30, 2008
   Class C Shares                      Contractual     1.97%         July 1, 2005       June 30, 2008
   Class R Shares                      Contractual     1.47%         July 1, 2005       June 30, 2008
   Investor Class Shares               Contractual     1.22%         July 1, 2005       June 30, 2008
   Institutional Class Shares          Contractual     0.97%         July 1, 2005       June 30, 2008

AIM Large Cap Growth Fund
   Class A Shares                      Contractual     1.32%         July 1, 2005       June 30, 2008
   Class B Shares                      Contractual     2.07%         July 1, 2005       June 30, 2008
   Class C Shares                      Contractual     2.07%         July 1, 2005       June 30, 2008
   Class R Shares                      Contractual     1.57%         July 1, 2005       June 30, 2008
   Investor Class Shares               Contractual     1.32%         July 1, 2005       June 30, 2008
   Institutional Class Shares          Contractual     1.07%         July 1, 2005       June 30, 2008

                                                              as of July 1, 2007

                              AIM INVESTMENT FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT     EXPIRATION DATE
----                                  ------------   ----------   ------------------   ---------------
AIM China Fund
   Class A Shares                      Contractual     2.05%        March 31, 2006      June 30, 2008
   Class B Shares                      Contractual     2.80%        March 31, 2006      June 30, 2008
   Class C Shares                      Contractual     2.80%        March 31, 2006      June 30, 2008
   Institutional Class Shares          Contractual     1.80%        March 31, 2006      June 30, 2008

AIM Developing Markets Fund
   Class A Shares                      Contractual     1.75%         July 1, 2005       June 30, 2008
   Class B Shares                      Contractual     2.50%         July 1, 2002       June 30, 2008
   Class C Shares                      Contractual     2.50%         July 1, 2002       June 30, 2008
   Institutional Class Shares          Contractual     1.50%       October 25, 2005     June 30, 2008

AIM Global Health Care Fund
   Class A Shares                      Contractual     1.30%        July 18, 2005       June 30, 2008
   Class B Shares                      Contractual     2.05%        July 18, 2005       June 30, 2008
   Class C Shares                      Contractual     2.05%        July 18, 2005       June 30, 2008
   Investor Class Shares               Contractual     1.30%        July 18, 2005       June 30, 2008

AIM International Total Return Fund
   Class A Shares                      Contractual     1.10%        March 31, 2006      June 30, 2008
   Class B Shares                      Contractual     1.85%        March 31, 2006      June 30, 2008
   Class C Shares                      Contractual     1.85%        March 31, 2006      June 30, 2008
   Institutional Class Shares          Contractual     0.85%        March 31, 2006      June 30, 2008

AIM Japan Fund
   Class A Shares                      Contractual     1.70%        March 31, 2006      June 30, 2008
   Class B Shares                      Contractual     2.45%        March 31, 2006      June 30, 2008
   Class C Shares                      Contractual     2.45%        March 31, 2006      June 30, 2008
   Institutional Class Shares          Contractual     1.45%        March 31, 2006      June 30, 2008

AIM LIBOR Alpha Fund
   Class A Shares                      Contractual     0.85%        March 31, 2006      June 30, 2008
   Class C Shares                      Contractual     1.10%(3)     March 31, 2006      June 30, 2008
   Class R Shares                      Contractual     1.10%        March 31, 2006      June 30, 2008
   Institutional Class Shares          Contractual     0.60%        March 31, 2006      June 30, 2008

AIM Trimark Fund
   Class A Shares                      Contractual     2.15%         July 1, 2005       June 30, 2008
   Class B Shares                      Contractual     2.90%       November 1, 2004     June 30, 2008
   Class C Shares                      Contractual     2.90%       November 1, 2004     June 30, 2008
   Class R Shares                      Contractual     2.40%       November 1, 2004     June 30, 2008
   Institutional Class Shares          Contractual     1.90%       November 1, 2004     June 30, 2008

AIM Trimark Small Companies Fund
   Class A Shares                      Contractual     1.50%      September 30, 2005    June 30, 2008
   Class B Shares                      Contractual     2.25%      September 30, 2005    June 30, 2008
   Class C Shares                      Contractual     2.25%      September 30, 2005    June 30, 2008
   Class R Shares                      Contractual     1.75%      September 30, 2005    June 30, 2008
   Institutional Class Shares          Contractual     1.25%      September 30, 2005    June 30, 2008

See page 8 for footnotes to Exhibit A.

                                                              as of July 1, 2007

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                AIM GROWTH SERIES

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT     EXPIRATION DATE
----                                  ------------   ----------   ------------------   ---------------
AIM Small Cap Growth Fund
   Class A Shares                      Contractual     1.50%        April 10, 2006      June 30, 2008
   Class B Shares                      Contractual     2.25%        April 10, 2006      June 30, 2008
   Class C Shares                      Contractual     2.25%        April 10, 2006      June 30, 2008
   Class R Shares                      Contractual     1.75%        April 10, 2006      June 30, 2008
   Investor Class Shares               Contractual     1.50%        April 10, 2006      June 30, 2008
   Institutional Class Shares          Contractual     1.25%        April 10, 2006      June 30, 2008

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                                                              as of July 1, 2007

                     EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

AIM GROWTH SERIES

                                      CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM Conservative Allocation Fund
   Class A Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.23% of average daily net
                                                     assets
   Class B Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.23% of average daily net
                                                     assets
   Class C Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.23% of average daily net
                                                     assets
   Class R Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.23% of average daily net
                                                     assets
   Institutional Class Shares          Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.23% of average daily net
                                                     assets

AIM Growth Allocation Fund
   Class A Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.21% of average daily net
                                                     assets
   Class B Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.21% of average daily net
                                                     assets
   Class C Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.21% of average daily net
                                                     assets
   Class R Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.21% of average daily net
                                                     assets
   Institutional Class Shares          Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.21% of average daily net
                                                     assets

AIM Income Allocation Fund
   Class A                             Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.03% of average daily net
                                                     assets
   Class B                             Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.03% of average daily net
                                                     assets
   Class C                             Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.03% of average daily net
                                                     assets
   Class R                             Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.03% of average daily net
                                                     assets
   Institutional Class                 Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.03% of average daily net
                                                     assets

See page 13 for footnotes to Exhibit B.

                                                              as of July 1, 2007

                                      CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM Independence Now Fund
   Class A                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.16% of average daily net
                                                     assets
   Class B                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.16% of average daily net
                                                     assets
   Class C                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.16% of average daily net
                                                     assets
   Class R                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.16% of average daily net
                                                     assets
   Institutional Class                 Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.16% of average daily net
                                                     assets

AIM Independence 2010 Fund
   Class A                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.17% of average daily net
                                                     assets
   Class B                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.17% of average daily net
                                                     assets
   Class C                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.17% of average daily net
                                                     assets
   Class R                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.17% of average daily net
                                                     assets
   Institutional Class                 Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.17% of average daily net
                                                     assets

AIM Independence 2020 Fund
   Class A                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class B                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class C                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class R                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Institutional Class                 Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets

See page 13 for footnotes to Exhibit B.

                                                              as of July 1, 2007

                                      CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM Independence 2030 Fund
   Class A                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class B                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class C                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class R                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Institutional Class                 Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.24% of average daily net
                                                     assets

AIM Independence 2040 Fund
   Class A                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class B                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class C                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class R                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Institutional Class                 Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets

AIM Independence 2050 Fund
   Class A                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class B                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class C                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class R                             Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Institutional Class                 Contractual   Limit Other Expenses to      January 31, 2007    June 30, 2008
                                                     0.28% of average daily net
                                                     assets

See page 13 for footnotes to Exhibit B.

                                                              as of July 1, 2007

                                      CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM International Allocation Fund
   Class A                             Contractual   Limit Other Expenses to      October 31, 2005    June 30, 2008
                                                     0.18% of average daily net
                                                     assets
   Class B                             Contractual   Limit Other Expenses to      October 31, 2005    June 30, 2008
                                                     0.18% of average daily net
                                                     assets
   Class C                             Contractual   Limit Other Expenses to      October 31, 2005    June 30, 2008
                                                     0.18% of average daily net
                                                     assets
   Class R                             Contractual   Limit Other Expenses to      October 31, 2005    June 30, 2008
                                                     0.18% of average daily net
                                                     assets
   Institutional Class                 Contractual   Limit Other Expenses to      October 31, 2005    June 30, 2008
                                                     0.18% of average daily net
                                                     assets

AIM Moderate Allocation Fund
   Class A Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.12% of average daily net
                                                     assets
   Class B Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.12% of average daily net
                                                     assets
   Class C Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.12% of average daily net
                                                     assets
   Class R Shares                      Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.12% of average daily net
                                                     assets
   Institutional Class Shares          Contractual   Limit Other Expenses to       January 1, 2006    June 30, 2008
                                                     0.12% of average daily net
                                                     assets

AIM Moderate Growth Allocation Fund
   Class A Shares                      Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.12% of average daily net
                                                     assets
   Class B Shares                      Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.12% of average daily net
                                                     assets
   Class C Shares                      Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.12% of average daily net
                                                     assets
   Class R Shares                      Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.12% of average daily net
                                                     assets
   Institutional Class Shares          Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.12% of average daily net
                                                     assets


See page 13 for footnotes to Exhibit B.

                                                              as of July 1, 2007

                                      CONTRACTUAL/             EXPENSE            EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM Moderately Conservative
Allocation Fund
   Class A Shares                      Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.14% of average daily net
                                                     assets
   Class B Shares                      Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.14% of average daily net
                                                     assets
   Class C Shares                      Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.14% of average daily net
                                                     assets
   Class R Shares                      Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.14% of average daily net
                                                     assets
   Institutional Class Shares          Contractual   Limit Other Expenses to       April 29, 2005     June 30, 2008
                                                     0.14% of average daily net
                                                     assets

(1) Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

(2) Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                                              as of July 1, 2007

              EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1, 2)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                   VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
----                                  ------------   ----------   -----------------   -------------
Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class               Contractual      0.22%       June 30, 2005     June 30, 2008
   Corporate Class                     Contractual      0.22%       June 30, 2005     June 30, 2008
   Institutional Class                 Contractual      0.22%       June 30, 2005     June 30, 2008
   Personal Investment Class           Contractual      0.22%       June 30, 2005     June 30, 2008
   Private Investment Class            Contractual      0.22%       June 30, 2005     June 30, 2008
   Reserve Class                       Contractual      0.22%       June 30, 2005     June 30, 2008
   Resource Class                      Contractual      0.22%       June 30, 2005     June 30, 2008

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
----                                  ------------   ----------   -----------------   -------------
Government & Agency Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2008
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2008
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2008
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2008
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2008
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2008
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2008

Government TaxAdvantage Portfolio
   Cash Management Class
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2008
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2008
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2008
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2008
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2008
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2008
                                       Contractual      0.12%       June 30, 2005     June 30, 2008

Liquid Assets Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2008
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2008
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2008
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2008
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2008
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2008
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2008

See page 15 for footnotes to Exhibit C.

                                                              as of July 1, 2007

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                   VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
----                                  ------------   ----------   -----------------   -------------
STIC Prime Portfolio                   Contractual      0.12%       June 30, 2005     June 30, 2008
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2008
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2008
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2008
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2008
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2008
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2008
   Resource Class

Treasury Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2008
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2008
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2008
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2008
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2008
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2008
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2008

(1)  The expense limit shown excludes Rule 12b-1 fees.

(2) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                              as of July 1, 2007

                     EXHIBIT "D" - VARIABLE INSURANCE FUNDS

AIM VARIABLE INSURANCE FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT          DATE
----                                  ------------   ----------   ------------------   --------------
AIM V.I. Basic Balanced Fund
   Series I Shares                     Contractual      0.91%        July 1, 2005      April 30, 2009
   Series II Shares                    Contractual      1.16%        July 1, 2005      April 30, 2009

AIM V.I. Basic Value Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2009
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2009

AIM V.I. Capital Appreciation Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2009
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2009

AIM V.I. Capital Development Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2009
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2009

AIM V.I. Core Equity Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2009
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2009

AIM V.I. Diversified Income Fund
   Series I Shares                     Contractual      0.75%        July 1, 2005      April 30, 2009
   Series II Shares                    Contractual      1.00%        July 1, 2005      April 30, 2009

AIM V.I. Dynamics Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2009
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2009

AIM V.I. Financial Services Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2009
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2009

AIM V.I. Global Health Care Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2009
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2009

AIM V.I. Global Real Estate Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2009
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2009

AIM V.I. Government Securities Fund
   Series I Shares                     Contractual      0.73%        July 1, 2005      April 30, 2009
   Series II Shares                    Contractual      0.98%        July 1, 2005      April 30, 2009

                                                              as of July 1, 2007

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT          DATE
----                                  ------------   ----------   ------------------   --------------
AIM V.I. High Yield Fund
   Series II Shares                    Contractual      0.95%        July 1, 2005      April 30, 2009
   Series II Shares                    Contractual      1.20%       April 30, 2004     April 30, 2009

AIM V.I. International Growth Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2009
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2009

AIM V.I. Large Cap Growth Fund
   Series I Shares                     Contractual      1.01%        July 1, 2005      April 30, 2009
   Series II Shares                    Contractual      1.26%        July 1, 2005      April 30, 2009

AIM V.I. Leisure Fund
   Series I Shares                     Contractual      1.01%       April 30, 2004     April 30, 2009
   Series II Shares                    Contractual      1.26%       April 30, 2004     April 30, 2009

AIM V.I. Mid Cap Core Equity Fund
   Series I Shares                     Contractual      1.30%     September 10, 2001   April 30, 2009
   Series II Shares                    Contractual      1.45%     September 10, 2001   April 30, 2009

AIM V.I. Money Market Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2009
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2009

AIM V.I. Small Cap Equity Fund
   Series I Shares                     Contractual      1.15%        July 1, 2005      April 30, 2009
   Series II Shares                    Contractual      1.40%        July 1, 2005      April 30, 2009

AIM V.I. Technology Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2009
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2009

AIM V.I. Utilities Fund
   Series I Shares                     Contractual      0.93%     September 23, 2005   April 30, 2009
   Series II Shares                    Contractual      1.18%     September 23, 2005   April 30, 2009